Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated October 5, 2018
To Allstate Life Insurance Company
Prospectus dated April 30, 2018

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated October 5, 2018
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

This Supplement contains information about changes for ProFund VP Telecommunications available through your Annuity.

ProFund VP Telecommunications – Change in underlying index:

After the close of business on September 28, 2018, the Portfolio began using a new underlying index. Accordingly, the “Investment Objective(s)” information pertaining to ProFund VP Telecommunications in the “Investment Options” section of the Prospectus is revised as shown below:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
ProFund VP Telecommunications	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications IndexSM.	ProFund Advisors LLC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ACCESSSUP3